Exhibit 10.2
PLIVA d.d., Ulica grada Vukovara 49, Zagreb (dalje: “PLIVA”), koju sukladno čl. 268 Zakona o trgovačkim društvima (NN br. 111/93, 34/99, 52/00 i 118/03; dalje: “ZTD”) zastupa predsjednik nadzornog odbora, g. Frederick Jay Killion
i
Željko Čović, Predsjednik uprave PLIVE d.d., s prebivalištem u Gajeva 59, 10 000 Zagreb (dalje: “Predsjednik uprave”)
zaključili su dana 21. ožujka 2007.g. sljedeći
UGOVOR O NAGODBI
Članak 1.
Stranke potvrđuju da je dana 24. listopada 2006.g. došlo do “Promjene kontrole” nad PLIVOM na način kako je isti pojam definiran sukladno odredbama ugovora sklopljenog između PLIVE i Predsjednika uprave dana 24. listopada 2005.g, a koji je stupio na snagu dana 09. prosinca 2005 ..g. (dalje: “Važeći ugovor”).
Članak 2.
Stranke su suglasne da bi Predsjednik uprave u slučaju otkaza Važećeg ugovora kao posljedice “Bitne promjene”, kako je ista definirana Važećim ugovorom, a do kojeg bi došlo uslijed Promjene kontrole, stekao određena prava sukladno čl. 8.4, 9.4.1, 9.6, 18 i 19 Važećeg ugovora.
Predsjednik uprave bi u slučaju otkaza uslijed “Bitne promjene” ostvario određena prava i sukladno odredbama ugovora sklopljenog 07. rujna 2000.g. te njegovih naknadnih izmjena od 13. studenog 200l.g. i 13. studenog 2002.g. i odluke nadzornog odbora PLIVE od 26. rujna 2006.g. (dalje zajedno: “Stari ugovor”).

PLIVA d.d., Ulica grada Vukovara 49, Zagreb (hereinafter: “PLIVA”), pursuant to Art. 268 of the Companies Act (Official Gazette No. 111/93, 34/99, 52/00 and 118/03; hereinafter: “ZTD”) represented by the President of the Supervisory Board, Mr. Frederick Jay Killion
and
Željko Čović, President of the Management Board of PLIVA d.d., wit residence in Gajeva 59, 10 000 Zagreb (hereinafter: “President of the Board”)
concluded on this day of 21 March 2007 the following
SETTLEMENT AGREEMENT
Article 1
The parties hereby confirm that on 24 October 2006 “Change of control” occurred over PLIVA, as that term is defined by the provisions of the agreement concluded between PLIVA and President of the Board on 24 October 2005, in effect as of 09 December 2005 (hereinafter: the “Effective Agreement”).
Article 2
The parties hereto agree that in case of termination of the Effective Agreement as a result of a “Material Change”, as that term is defined by the Effective Agreement, which would result from the Change of Control, the President of the Board would be entitled to certain rights arising from Art. 8.4, 9.4.1, 9.6, 18 and 19 of the Effective Agreement.
The President of the Board would in case of termination as a result of a “Material Change” also be entitled to certain rights arising from provisions of the agreement dated 07 September 2001 and its subsequent amendments dated 13 November 2001 and 13 November 2002 and the resolution of PLIVA Supervisory Board as of 26 September 2006 (hereinafter together: the “Old Agreement”).

Članak 3.
Ugovorne strane ovom nagodbom ustvrđuju da je došlo do Bitne promjene.
Članak 4.
Imajući na umu najbolji interes PLIVE, njezinih dioničara i povezanih društava, a vodeći pritom računa o pravima Predsjednika uprave koja proizlaze iz Važećeg ugovora, ugovorne strane sklapaju ovu nagodbu (dalje: “Nagodba”) kako bi osigurale pomirenje interesa obiju ugovornih strana.
Stranke stoga sklapaju ovu Nagodbu imajući na umu prava koja bi Predsjednik uprave ostvario temeljem Starog i Važećeg ugovora u slučaju da je otkazao Važeći ugovor dana 31. prosinca 2006.g. pozivajući se pritom na čl. 18 istoga ugovora.
Sukladno navedenome, stranke su suglasne da PLIVA temeljem ove Nagodbe isplati Predsjedniku uprave, u roku od 15 (riječima: petnaest) dana od potpisa Nagodbe po obje strane, sljedeće bruto iznose:
a)	21.607.755,00 kn s osnove čl. 4 Starog ugovora, na ime neiskorištenih opcijskih prava za razdoblje od 09. prosinca 2002.g. do 09. prosinca 2005.g.;

b)	19.371.451,00 kn s osnove čl. 9.6 Važećeg ugovora, na ime opcijskih prava za 2006.g. uvećano za dodatnih 15.000 dionica sukladno istom članku;

c)	1.548.000,00 EUR s osnove otpremnine (čl. 18 Važećeg ugovora) i bonusa (čl. 8.4. Važećeg ugovora), protuvrijednost u kunama prema srednjem tečaju Hrvatske Narodne banke na dan plaćanja.
Svi iznosi navedeni u ovom članku specificirani su u Prilogu 1 ove Nagodbe i čine njezin sastavni dio.

Article 3
The parties hereto hereby determine that there has been a Material Change.
Article 4
Having in mind the best interest of PLIVA, its shareholders and affiliated entities, and also taking into consideration the rights of the President of the Board arising from the Effective Agreement, the parties hereto enter into this settlement (hereinafter: the “Settlement”) in order to reconcile the interests of both contracting parties.
The contracting parties therefore enter into this Settlement proceeding from the rights the President of the Board would acquire pursuant to the Old Agreement and to the Effective Agreement in case he terminated the Effective Agreement on 31 December 2006 pursuant to its Art. 18.
In accordance with the aforesaid, PLIVA undertakes to pay to the President of the Board pursuant to this Settlement the following gross amounts within 15 (in words: fifteen) days as of the execution of this Settlement by both contracting parties:
a)	HRK 21,607,755.00 based on Art. 4 of the Old Agreement, related to unexercised option rights for the period from 09 December 2002 until 09 December 2005;

b)	HRK 19,371,451.00 based on Art 9.6 of the Effective Agreement, related to option rights for the year 2006.g., increased by additional 15.000 shares pursuant to the same Article;

c)	EUR 1,548,000.00 in relation to severance (Art. 18 of the Effective Agreement) and bonus (Art. 8.4. of the Effective Agreement), all in HRK counter value according to mid exchange rate of the Croatian National Bank in effect on the date of payment.
All the amounts stated in this Article are specified in Exhibit 1 to this Settlement which forms an integral part hereof.

Sve poreze i doprinose iz navedenih iznosa snosit će Predsjednik uprave, pa će PLIVA stoga po odbitku doprinosa iz gore navedenih iznosa bruto plade te poreza i prireza na porez, tako dobiveni neto iznos isplatiti Predsjedniku uprave na njegov tekući račun.
Članak 5.
Ugovorne strane ovime utvrduju da se iznosi navedeni u ovoj Nagodbi isplaćuju kao potpuna i konačna naknada za svč potraživanja koja Predsjednik uprave ima ili bi mogao imati prema PLIVI temeljem ili u svezi s radnim odnosom, Starim i/ili Važećim ugovorom, ili bilo kojim drugim ugovorom s PLIVOM odnosno temeljem ili u svezi s članstvom u upravi kao i po bilo kojoj drugoj osnovi. Predsjednik uprave se ovime odriče bilo koje drugog potraživanja koje bi mogao imati prema PLIVI ili bilo kojem njenom povezanom društvu po bilo kojoj osnovi, izuzev potraživanja koja proizlaze iz ove Nagodbe.
Članak 6.
Ova Nagodba predstavlja punu volju stranaka, te se njome isključuju i zamjenjuju svi raniji usmeni ili pismeni uglavci, dogovori i sporazumi stranaka glede njenog predmeta.
Ova Nagodba se može naknadno izmijeniti samo pisanim putem, uz potpis ovlaštenih osoba obaju ugovornih strana.
Članak 7.
Ova Nagodba se ne može prenijeti na treću osobu, bilo u cijelosti ili djelomično, bez izričite, prethodne pisane suglasnosti PLIVE. PLIVA zadržava pravo prenijeti ovu Nagodbu, u cijelosti ili djelomično, na bilo koje povezano dručtvo u kojem slučaju će o istom promptno izvijestiti drugu ugovornu stranu.
Članak 8.
Za ovaj ugovor i njegovu interpretaciju mjerodavno je hrvatsko pravo.
Svi sporovi koji proizlaze iz ili su u svezi s ovom Nagodbom,, uključujući i one koji se odnose na pitanje njenog valjanog nastanka, povrede, ili

All taxes and contributions arising from the above mentioned amounts shall be borne by the President of the Board. Therefore, after deducting contributions from the above mentioned gross salary amounts as well as taxes and surtaxes, PLIVA shall pay such net amounts to the account of the President of the Board.
Article 5
The contracting parties hereby agree that the amounts mentioned in this Settlement are being paid as a full and final settlement of all and any claims the President of the Board has or might have against PLIVA arising from or in relation to his employment with PLIVA, to the Old and/or the Effective Agreement, or any other agreement concluded with PLIVA, as well as arising from or in relation to membership in the Management Board or on any other grounds. The President of the Board hereby waives any other claim he might have against PLIVA or any of its affiliated entities, excluding the claims arising from this Settlement.
Article 6
This Settlement represents the final agreement of the parties and supersedes any prior oral or written agreement or arrangement.
This Settlement may be changed only in writing, signed by the authorized representatives of both contracting parties.
Article 7
This Settlement shall not be assigned or otherwise transferred in whole or in part without the prior written consent of PLIVA. PLIVA however has the right to such transfer to any of its affiliated entities in which case it undertakes to promptly inform the other contracting party thereon.
Article 8
This Settlement shall be exclusively governed by and interpreted in accordance with the Croatian law.
All disputes arising out of or relating to this Settlement, including such relating to its validity, breach or termination, and any legal consequence prestanka, te na sve pravne učinke koje iz toga proizlaze, bit će podvrgnuti arbitraži u skladu s važećim Pravilnikom o arbitraži pri Stalnom izbranom sudištu Hrvatske gospodarske komore (Zagrebačka pravila). Broj arbitara bit će jedan. Mjerodavno pravo bit će hrvatsko pravo. Jezik arbitraže bit će engleski, a mjesto arbitraže Zagreb. Ovlaštenik za imenovanje bit će predsjednik Stalnog izbranog sudišta.
Članak 9.
U slučaju da bilo koja odredba ove Nagodbe je ili postane nevaljana, nezakonita ili neizvršiva, to neće imati utjecaja na njene preostale odredbe i takva će odredba biti zamijenjena odredbom koja najbolje odgovara svrsi zamijenjen odredbe.
Članak 10.
Ova Nagodba sastavljena je u četiri istovjetna primjerka, tri za PLIVU i jedan za Predsjednika uprave. U slučaju bilo kakvih odstupanja u odnosu na hrvatski i engleski tekst ove Nagodbe, mjerodavan je hrvatski tekst.

thereof shall be finally settled by the arbitration in accordance with the Rules of Arbitration of the Permanent Arbitration Court at the Croatian Chamber of Economy as in force (the Zagreb Rules). The number of arbitrators shall be one. The substantive law of Croatia shall be applicable. The language of the arbitration shall be English and the place of arbitration shall be Zagreb. The appointing authority shall be the President of the Permanent Arbitration Court.
Article 9
If any provision of this Settlement is or becomes invalid, illegal or unenforceable, then such provision shall not affect any other provision of this Settlement and such provision will be replaced by a provision which best meets the purpose of the replaced provision.
Article 10
This Settlement has been executed in four copies, three to be kept by PLIVA and one by the President of the Board. In case of any discrepancies between the Croatian and English version of the text, the Croatian version shall prevail

PLIVA d.d.
Predsjednik Nadzornog odbora/
President of the Supervisory Board

/s/ Frederick Jay Killion
Frederick Jay Killion

/s/ Željko Čović
Željko Čović

EXHIBIT 1
- Overview of Current Number of Option Rights
Date: 23th January 2007
1. OLD CONTRACT
Stock Option Plan from 9.12.2002. to 8.12.2005.
In HRK

													Stock Option Estimated as Salary
Stock Option Estimated as Capital Income													cost
					Tax for	Tax for									Net
					capital income	capital income	Net	Net salary	Gross*	Contribution	Total	Total salary cost +	Total		salary
	Number of	Exercise	Market	CAPITAL	(PLIVA’s	(Emloyee’s	capital	for tax	salary	on salary	salary	capital income	salary	Gross	(44,56% of
Over period	Options	price	price	INCOME	obligation)	obligation)	income	PLIVA’s obligation	for tax obl.	of 17,2%	cost	cost	cost	salary	gross salary)
9.12.2002-8.12.2003	11.200	380,64	820	4.920.832	870.987		4.920.832	870.987	1.954.859	336.236	2.291.094	7.211.926	7.211.926	6.153.521	2.742.009
9.12.2003-8.12.2004	12.200	371,02	820	5.477.507	969.519		5.477.507	969.519	2.176.004	374.273	2.550.277	8.027.784	8.027.784	6.849.645	3.052.202
9.12.2004-8.12.2005	13.200	298,72	820	6.880.896	1.217.919		6.880.896	1.217.919	2.733.517	470.165	3.203.682	10.084.578	10.084.578	8.604.589	3.834.205

TOTAL:	36.600			17.279.235	3.058.425	0	17.279.235	3.058.425	6.864.380	1.180.673	8.045.054	25.324.289	25.324.289	21.607.755	9.628.416
In USD

													Stock Option Estimated as Salary
Stock Option Estimated as Capital Income													cost
					Tax for	Tax for									Net
					capital income	capital income	Net	Net salary	Gross*	Contribution	Total	Total salary cost +	Total		salary
	Number of	Exercise	Market	CAPITAL	(PLIVA’s	(Emloyee’s	capital	for tax	salary	on salary	salary	capital income	salary	Gross	(44,56% of
Over period	Options	price	price	INCOME	obligation)	obligation)	income	PLIVA’s obligation	tor tax obl.	of 17,2%	cost	cost	cost	salary	gross salary)
9.12.2002-8.12.2003	11.200	67,13	144,61	867.776	153.596		867.776	153.596	344.734	59.294	404.029	1.271.805	1 .271.805	1.085.157	483.546
9.12.2003-8.12.2004	12.200	65,43	144,61	965.996	170.981		965.996	170.981	383.753	66.006	449.759	1.415.755	1.415.755	1.207.982	538.277
9.12.2004-8.12.2005	13.200	52,68	144,61	1.213.476	214.785		1.213.476	214.785	482.068	82.916	564.983	1.778.459	1.778.459	1.517.457	676.179

TOTAL:	36.600			3.047.248	539.363	0	3.047.248	539.363	1.210.555	208.216	1.418.771	4.466.019	4.466.019	3.810.596	1.698.002

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EXHIBIT 1
- Overview of Current Number of Option Rights
Date: 23th January 2007
*Gross up factor for net: 2,244417013
2. EXISTING CONTRACT

Stock Option Plan for 2006 and in case of change of control	In HRK

													Stock Option Estimated as Salary
Stock Option Estimated as Capital Income													cost
					Tax for	Tax for									Net
					capital income	capital income	Net	Net salary	Gross	Contribution	Total		Total		salary
	Number of	Exercise	Market	CAPITAL	(PLIVA’s	(Employee’s	capital	for tax	salary	on salary	salary	Total capital income	salary	Gross	(44,56% of
Over period	Options	price	price	INCOME	obligation)	obligation)	income	PLIVA’s obligation	for tax obl.	of 17,2%	cost	cost	cost	salary	gross salary)
1.1.2006-31.12.2006 **	12.687	0,00	820	10.403.340		1.841.391	8.561.949					10.403.340	10.403.340	8.876.570	3.955.400
In case of change of control	15.000	0,00	820	12.300.000		2.177.100	10.122.900					12.300.000	12.300.000	10.494.881	4.676.519

TOTAL:	27.687			22.703.340	0	4.018.491	18.684.849	0	0	0	0	22.703.340	22.703.340	19.371.451	8.631.918
In USD

													Stock Option Estimated as Salary
Stock Option Estimated as Capital Income													cost
					Tax for	Tax for									Net
					capital income	capital income	Net	Net salary	Gross	Contribution	Total		Total		salary
	Number of	Exercise	Market	CAPITAL	(PLIVA’s	(Employee’s	capital	for tax	Salary	on salary	salary	Total capital income	salary	Gross	(44,56% of
Over period	Options	price	price	INCOME	obligation)	obligation)	income	PLIVA’s obligation	for tax obl.	of 17,2%	cost	cost	cost	salary	gross salary)
1.1.2006-31.12.2006 **	12.687	0,00	144,61	1.834.667		324.736	1.509.931					1.834.667	1.834.667	1.565.416	697.549
In case of change of control	15.000	0,00	144,61	2.169.150		383.940	1.785.210					2.169.150	2.169.150	1.850.811	824.721

TOTAL:	27.687			4.003.817	0	708.676	3.295.141	0	0	0	0	4.003.817	4.003.817	3.416.226	1.522.270

**	For 2006 number of granted shares of 12.687 is calculated for target options of 23.500 shares by average closing price of HRK 377,32 on ZSE in period from 01.01.2005. to 31.12.2005 and by market price of HRK 820,00. The middle foreign exchange rate of National Bank of Croatia used at 11 January 2007 USD 1 = HRK 5,670255

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EXHIBIT 1
- Overview of Current Number of Option Rights
Date: 23th January 2007

3. SUMMARY OF OLD AND EXISTING CONTRACTS	CONFIDETIAL

Stock Option Plan from 9.12.2002 to 31.12.2006 and in case of change of control	In HRK

Summary of Stock Option Estimated
Summary of Stock Option Estimated as Capital Income													as Salary cost
					Tax for	Tax for									Net
					capital income	capital income	Net	Net salary	Gross	Contribution	Total	Total salary cost +	Total		salary
	Number of	Exercise	Market	CAPITAL	(PLIVA’s	(Emloyee’s	capital	for tax	salary	on salary	salary	capital income	salary	Gross	(44,56% of
Over period	Options	price	price	INCOME	obligation)	obligation)	income	PLIVA’s obligation	for tax obl.	of 17,2%	cost	cost	cost	salary	gross salary)
ALLTOTAL:	64.287			39.982.575	3.058.425	4.018.491	35.964.084	3.058.425	6.864.380	1.180.673	8.045.054	48.027.629	48.027.629	40.979.206	18.260.334
In USD

Summary of Stock Option Estimated
Summary of Stock Option Estimated as Capital Income													as Salary cost
					Tax for	Tax for							Net
					capital income	capital income	Net	Net salary	Gross	Contribution	Total	Total salary cost +	Total		salary
	Number of	Exercise	Market	CAPITAL	(PLIVA’s	(Emloyee’s	capital	for tax	salary	on salary	salary	capital income	salary	Gross	(44,56% of
Over period	Options	price	price	INCOME	obligation)	obligation)	income	PLIVA’s obligation	for tax obl.	of 17,2%	cost	cost	cost	salary	gross salary)
ALLTOTAL:	64.287			7.051.065	539.363	708.676	6.342.389	539.363	1.210.555	208.216	1.418.771	8.469.836	8.469.836	7.226.822	3.220.272
Zagreb, 23 January 2007

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EXHIBIT 1
REVIEW OF SALARY FROM 01.01.2007 — 30.06.2010.AND OF TARGET BONUS FOR 2006.
In EUR

				TOTAL salary cost	ESTIMATION TOTAL
				(with contribution	NET SALARY
	Annual gross	Target gross bonus (60% of		on gross salary of	(44,56% of gross
For year	salary	annual gross salary)	TOTAL gross salary	17,2%)	salary)
TOTAL	1.505.000,00	258.000,00	1.763.000,00	2.066.236,00	785.592,80
TOTAL EXLUDED NOTICE
PERIOD OF 6 MONTHS	1.290.000,00	258.000,00	1.548.000,00	1.814.256,00	689.788,80
In USD

				TOTAL salary cost	ESTIMATION TOTAL
				(with contribution	NET SALARY
	Annual gross	Target gross bonus (60% of		on gross salary of	(44,6% of gross
For year	salary	annual gross salary)	TOTAL gross salary	17,2%)	salary)
TOTAL	1.955.446,41	335.219,39	2.290.665,80	2.684.660,32	1.020.720,68
TOTAL EXLUDED NOTICE
PERIOD OF 6 MONTHS	1.676.096,93	335.219,39	2.011.316,31	2.357.262,72	896.242,55

The middle foreign exchange rate of National Bank of Croatia used at EUR 1 = USD	11 January 2007 1,299299943
Zagreb, 29 January 2007